Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,480	[1]
Previously Paid Amount	0
Total Fee Amount	1.60
Total Offset Amount	0
Net Fee	$ 1.60

[1]	Estimated solely for the purpose of calculating the registration fee.